Exhibit (24)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 2000 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature                                                           Date

/s /GERALD H. LIPKIN                                          February 20, 2001
----------------------------------------
Gerald H. Lipkin, Chairman, President,
Chief Executive Officer and Director


/s/ PETER SOUTHWAY                                            February 20, 2001
----------------------------------------
Peter Southway, Vice Chairman and
Director

/s/ SPENCER B. WITTY                                          February 20, 2001
----------------------------------------
Spencer B. Witty, Vice Chairman and
Director

/s/ ALAN D. ESKOW                                             February 20, 2001
----------------------------------------
Alan D. Eskow, Executive Vice President
and Chief Financial Officer

/s/ ANDREW B. ABRAMSON                                        February 20, 2001
----------------------------------------
Andrew B. Abramson, Director

/s/ CHARLES J. BAUM                                           February 20, 2001
----------------------------------------
Charles J. Baum, Director

/s/ PAMELA R. BRONANDER                                       February 20, 2001
----------------------------------------
Pamela R. Bronander, Director

/s/ JOSEPH COCCIA, JR.                                        February 20, 2001
----------------------------------------
Joseph Coccia, Jr., Director

/s/ HAROLD P. COOK, III                                       February 20, 2001
----------------------------------------
Harold P. Cook, III, Director

/s/ AUSTIN C. DRUKKER                                         February 20, 2001
----------------------------------------
Austin C. Drukker, Director

/s/ GRAHAM O. JONES                                           February 20, 2001
----------------------------------------
Graham O. Jones, Director

/s/ WALTER H. JONES, III                                      February 20, 2001
----------------------------------------
Walter H. Jones, III, Director

/s/ GERALD KORDE                                              February 20, 2001
----------------------------------------
Gerald Korde, Director

/s/ ROBINSON MARKEL                                           February 20, 2001
----------------------------------------
Robinson Markel, Director

/s/ JOLEEN J. MARTIN                                          February 20, 2001
----------------------------------------
Joleen J. Martin, Director

/s/ ROBERT E. McENTEE                                         February 20, 2001
----------------------------------------
Robert E. McEntee, Director

/s/ RICHARD S. MILLER                                         February 20, 2001
----------------------------------------
Richard S. Miller, Director

/s/ ROBERT RACHESKY                                           February 20, 2001
----------------------------------------
Robert Rachesky, Director

/s/ BARNETT RUKIN                                             February 20, 2001
----------------------------------------
Barnett Rukin, Director

/s/ RICHARD F. TICE                                           February 20, 2001
----------------------------------------
Richard F. Tice, Director

/s/ LEONARD J. VORCHEIMER                                     February 20, 2001
----------------------------------------
Leonard J. Vorcheimer, Director

/s/ JOSEPH L. VOZZ                                            February 20, 2001
----------------------------------------
Joseph L. Vozza, Director